Exhibit 13.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, James B. Busche, President and Chief Executive Officer of KHD Humboldt Wedag International Ltd., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the annual report on Form 20-F of KHD Humboldt Wedag International Ltd. for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KHD Humboldt Wedag International Ltd.

Dated: April 3, 2007
/s/ James B. Busche
James B. Busche
President and Chief Executive Officer
(Principal Executive Officer)
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to KHD Humboldt Wedag International Ltd. and will be retained by KHD Humboldt Wedag International Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The undersigned, Michael J. Smith, Chief Financial Officer and Secretary of KHD Humboldt Wedag International Ltd., hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the annual report on Form 20-F of KHD Humboldt Wedag International Ltd. for the year ended December 31, 2006 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of KHD Humboldt Wedag International Ltd.

Dated: April 3, 2007
/s/ Michael J. Smith
Michael J. Smith
Chief Financial Officer and Secretary
(Principal Financial Officer)
A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to KHD Humboldt Wedag International Ltd. and will be retained by KHD Humboldt Wedag International Ltd. and furnished to the Securities and Exchange Commission or its staff upon request.